
                                                                                                  Exhibit 99

                                            Mortgage Loan Group I
                                            (Final Mortgage Pool)

                                   Mortgage Rates for Mortgage Loan Group I

                                              Number of              Aggregate Principal          Percent of
Range of Mortgage Rates                    Mortgage Loans            Balance Outstanding          Loan Group
-----------------------                    --------------            -------------------          ----------
6.000% to 6.499%....................               123                    $18,845,530                7.2%
6.500% to 6.999%....................               371                     59,145,580               22.7
7.000% to 7.499%....................               257                     34,741,471               13.4
7.500% to 7.999%....................               410                     51,235,606               19.7
8.000% to 8.499%....................               261                     28,936,971               11.1
8.500% to 8.999%....................               339                     32,821,851               12.6
9.000% to 9.499%....................               176                     14,325,847                5.5
9.500% to 9.999%....................               156                     12,331,629                4.7
10.000% to 10.499%..................                43                      3,144,982                1.2
10.500% to 10.999%..................                49                      2,883,455                1.1
11.000% to 11.499%..................                10                        738,993                0.3
11.500% to 11.999%..................                 5                        501,358                0.2
12.000% to 12.499%..................                 2                         73,707                0.0
12.500% to 12.999%..................                 4                        243,762                0.1
13.500% to 13.999%..................                 1                         29,994                0.0
                                           -----------               ----------------            -------
          Totals....................             2,207                   $260,000,736              100.0%
                                           ===========               ================             ======

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans in the Final Mortgage Pool ranged from 6.250% per annum to 13.500% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 7.764% per annum.

                      Remaining Months to Stated Maturity for Mortgage Loan Group I


                                                Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)             Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------             --------------      -------------------        ----------
49 to 60...............................               2                     $62,491               0.0%
61 to 72...............................               1                      35,493               0.0
73 to 84...............................               4                     198,960               0.1
85 to 96...............................               5                     208,779               0.1
97 to 108..............................               2                     192,781               0.1
109 to 120.............................              71                   4,547,472               1.7
121 to 132.............................               1                     105,966               0.0
133 to 144.............................               4                     398,771               0.2
145 to 156.............................               2                     134,526               0.1
157 to 168.............................               2                     278,749               0.1
169 to 180.............................             566                  55,987,805              21.5
181 to 192.............................               1                      72,000               0.0
193 to 204.............................               3                     302,286               0.1
205 to 216.............................               2                     226,623               0.1
217 to 228.............................               1                     157,157               0.1
229 to 240.............................             417                  50,686,640              19.5
289 to 300.............................              17                   2,094,475               0.8
325 to 336.............................               1                     214,000               0.1
337 to 348.............................               1                     125,903               0.0
349 to 360.............................           1,104                 143,969,859              55.4
                                              ---------           -----------------          --------
         Totals........................           2,207                $260,000,736             100.0%
                                              =========           =================          ========

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans in the Final Mortgage Pool ranged from 59 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 290 months.

                    Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                        --------------        -------------------        ----------
$100,000 or less.......................            1,098                     $68,489,082             26.3%
$100,001 to $150,000...................              503                      61,623,015             23.7
$150,001 to $200,000...................              328                      56,762,442             21.8
$200,001 to $250,000...................              160                      35,574,454             13.7
$250,001 to $300,000...................               64                      17,627,048              6.8
$300,001 to $350,000...................               26                       8,498,196              3.3
$350,001 to $400,000...................               18                       6,775,567              2.6
$400,001 to $450,000...................                4                       1,755,862              0.7
$450,001 to $500,000...................                6                       2,895,070              1.1
                                               ---------             -------------------        ---------
         Totals........................            2,207                    $260,000,736            100.0%
                                               =========             ===================        =========

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans in the Final Mortgage Pool ranged from approximately $12,410 to approximately $499,733 and the average outstanding principal balance of the Group I Mortgage Loans in the Final Mortgage Pool was approximately $117,807.

                                  Product Types for Mortgage Loan Group I

                                                    Number of          Aggregate Principal       Percent of
Product Type                                      Mortgage Loans       Balance Outstanding       Loan Group
------------                                      --------------       -------------------       ----------
5 to 9 Year Fixed Rate Loan.................              14                   $698,503                 0.3%
10 to 14 Year Fixed Rate Loan...............              80                  5,465,484                 2.1
15 to 19 Year Fixed Rate Loan...............             353                 28,980,712                11.1
20 to 24 Year Fixed Rate Loan...............             417                 50,686,640                19.5
25 to 29 Year Fixed Rate Loan...............              19                  2,434,377                 0.9
30 Year Fixed Rate Loan.....................           1,104                143,969,859                55.4
Balloon Loan................................             220                 27,765,159                10.7
                                                  ----------           ----------------          ----------
     Totals.................................           2,207               $260,000,736               100.0%
                                                  ==========           ================          ==========

                    State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................              39                  $4,399,895                1.7%
Arkansas.................................              26                   1,151,715                0.4
California...............................             278                  50,988,201               19.6
Colorado.................................              37                   5,934,591                2.3
Connecticut..............................              28                   4,361,877                1.7
Delaware.................................              13                   1,597,221                0.6
District of Columbia.....................               6                   1,114,779                0.4
Florida..................................             372                  37,582,936               14.5
Georgia..................................              92                   9,567,968                3.7
Idaho....................................               5                     326,139                0.1
Illinois.................................              65                   7,372,381                2.8
Indiana..................................              63                   5,459,815                2.1
Iowa.....................................               3                     134,291                0.1
Kansas...................................              14                     866,863                0.3
Kentucky.................................              17                   1,224,619                0.5
Louisiana................................              39                   3,271,616                1.3
Maine....................................              12                   1,117,037                0.4
Maryland.................................              37                   5,275,940                2.0
Massachusetts............................              40                   5,663,215                2.2
Michigan.................................              81                   6,852,939                2.6
Minnesota................................              16                   2,244,531                0.9
Mississippi..............................              32                   2,418,359                0.9
Missouri.................................              38                   2,843,266                1.1
Montana..................................               2                     197,655                0.1
Nebraska.................................               9                     499,690                0.2
Nevada...................................              16                   2,006,360                0.8
New Hampshire............................              14                   2,074,078                0.8
New Jersey...............................             127                  19,435,937                7.5
New Mexico...............................              13                     938,962                0.4
New York.................................             187                  27,924,792               10.7
North Carolina...........................              14                   1,149,466                0.4
Ohio.....................................              57                   4,192,416                1.6
Oklahoma.................................              16                   1,115,900                0.4
Oregon...................................              17                   1,637,088                0.6
Pennsylvania.............................             102                   8,598,188                3.3
Rhode Island.............................               7                     970,828                0.4
South Carolina...........................              29                   2,459,252                0.9
South Dakota.............................               2                     269,078                0.1
Tennessee................................             100                   7,756,405                3.0
Texas....................................               6                     422,257                0.2
Utah.....................................               6                     863,327                0.3
Vermont..................................               2                     185,643                0.1

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Virginia.................................              62                   7,138,669                2.7
Washington...............................              34                   5,380,586                2.1
West Virginia............................              11                   1,236,206                0.5
Wisconsin................................              19                   1,697,929                0.7
Wyoming..................................               2                      79,832                0.0
                                                ---------           -----------------           --------
         Totals..........................           2,207                $260,000,736              100.0%
                                                =========           =================           ========

         No more than approximately 0.4% of the Group I Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................                 245              $20,101,432                   7.7%
50.01% to 55.00%.......................                  90               10,151,042                   3.9
55.01% to 60.00%.......................                 114               13,982,896                   5.4
60.01% to 65.00%.......................                 134               15,688,860                   6.0
65.01% to 70.00%.......................                 255               29,741,564                  11.4
70.01% to 75.00%.......................                 286               36,661,519                  14.1
75.01% to 80.00%.......................                 412               50,112,064                  19.3
80.01% to 85.00%.......................                 308               38,185,444                  14.7
85.01% to 90.00%.......................                 286               35,199,404                  13.5
90.01% to 95.00%.......................                  77               10,176,510                   3.9
                                               ------------         ----------------              --------
         Totals........................               2,207             $260,000,736                 100.0%
                                               ============         ================              ========

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans in the Final Mortgage Pool ranged from 4.91% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 73.87%.

                                    Loan Purpose for Mortgage Loan Group I

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.......................................              157              $18,074,793                7.0%
Refinance--Rate/Term............................             173               22,842,940                8.8
Refinance--Cashout..............................           1,877              219,083,003               84.3
                                                     -----------        -----------------          ---------
         Totals................................            2,207             $260,000,736              100.0%
                                                     ===========        =================          =========

                            Types of Mortgaged Properties for Mortgage Loan Group I

                                                     Number of         Aggregate Principal        Percent of
Property Type                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Single-Family Detached........................         1,803                 $213,461,238             82.1%
Two- to Four-Family Dwelling Unit.............           128                   18,128,415              7.0
Planned Unit Development......................           107                   11,755,354              4.5
Condominium...................................            92                   10,112,619              3.9
Small Mixed Use...............................             7                    1,388,901              0.5
Cooperative Unit..............................             2                      264,447              0.1
Manufactured Housing..........................            68                    4,889,762              1.9
                                                   ---------           ------------------         --------
         Totals...............................         2,207                 $260,000,736            100.0%
                                                   =========           ==================         ========

                                Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................             1,772              $201,753,840             77.6%
24 Month Bank Statement.....................               117                18,937,251              7.3
Reduced Documentation.......................                27                 3,410,441              1.3
Stated Income...............................               291                35,899,204             13.8
                                                   -----------         -----------------          -------
         Totals.............................             2,207              $260,000,736            100.0%
                                                   ===========         =================          =======

                                   Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................              2,055               $245,281,522             94.3%
Second Home.................................                  8                    579,186              0.2
Investment Property.........................                144                 14,140,027              5.4
                                                   ------------          -----------------          -------
         Totals.............................              2,207               $260,000,736            100.0%
                                                   ============          =================          =======

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................                450                $50,709,817             19.5%
1...........................................              1,315                156,099,829             60.0
2...........................................                429                 51,355,244             19.8
3...........................................                 10                  1,232,554              0.5
6...........................................                  1                    211,092              0.1
7...........................................                  1                    208,089              0.1
10..........................................                  1                    184,110              0.1
                                                   ------------          -----------------          -------
         Totals.............................              2,207               $260,000,736            100.0%
                                                   ============          =================          =======

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans in the Final Mortgage Pool was approximately 1 month.

                                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................                361                 $53,870,802            20.7%
AO..........................................                486                  56,857,919            21.9
A-..........................................                 85                   9,822,909             3.8
B...........................................                 97                   8,425,558             3.2
B-..........................................                 11                     888,633             0.3
C...........................................                 30                   1,471,377             0.6
C-..........................................                  1                      46,525             0.0
                                                   ------------          ------------------         -------
         Sub-Total..........................              1,071                $131,383,723            50.5%
                                                   ============          ==================         =======

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................                515                 $65,349,909            25.1%
A2..........................................                438                  47,348,219            18.2
B1..........................................                154                  14,131,268             5.4
B2..........................................                 25                   1,565,548             0.6
C1..........................................                  4                     222,069             0.1
                                                   ------------          ------------------         -------
         Sub-Total..........................              1,136                $128,617,013            49.5%
                                                   ============          ==================         =======
         Totals.............................              2,207                $260,000,736           100.0%
                                                   ============          ==================         =======

                                 Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................                  1                   $184,110              0.1%
2002........................................              2,206                259,816,626             99.9
                                                   ------------          -----------------          -------
        Totals..............................              2,207               $260,000,736            100.0%
                                                   ============          =================          =======


                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................                257                $30,045,323             11.6%
12 months...................................                 93                 16,196,075              6.2
24 months...................................                  8                    961,246              0.4
36 months...................................                329                 38,407,882             14.8
42 months...................................                  1                    227,914              0.1
60 months...................................              1,519                174,162,297             67.0
                                                       --------              -------------          -------
        Totals..............................              2,207               $260,000,736            100.0%
                                                       ========              =============          =======

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 52 months. With respect to those Group I Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, 97.1% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                    Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal        Percentage of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------        -------------
Not Scored..................................                 7                 $575,251               0.2%
493 to 500..................................                 5                  296,702               0.1
501 to 550..................................               280               25,374,626               9.8
551 to 600..................................               510               53,579,135              20.6
601 to 650..................................               621               73,356,403              28.2
651 to 700..................................               474               62,751,987              24.1
701 to 750..................................               209               30,249,382              11.6
751 to 800..................................                90               12,770,735               4.9
801 to 824..................................                11                1,046,516               0.4
                                                  ------------        -----------------          --------
         Totals.............................             2,207             $260,000,736             100.0%
                                                  ============        =================          ========

         The Credit Scores of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 493 to 824 and the weighted average Credit Score of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 638.

                                           Mortgage Loan Group II
                                            (Final Mortgage Pool)

                              Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.500% to 5.999%.........................                6                  $1,278,222                 0.4%
6.000% to 6.499%.........................              110                  21,037,972                 6.0
6.500% to 6.999%.........................              258                  51,908,828                14.8
7.000% to 7.499%.........................              212                  37,195,442                10.6
7.500% to 7.999%.........................              421                  72,340,920                20.7
8.000% to 8.499%.........................              341                  52,075,315                14.9
8.500% to 8.999%.........................              425                  57,431,938                16.4
9.000% to 9.499%.........................              251                  29,989,175                 8.6
9.500% to 9.999%.........................              165                  17,725,154                 5.1
10.000% to 10.499%.......................               60                   5,749,007                 1.6
10.500% to 10.999%.......................               23                   2,160,057                 0.6
11.000% to 11.499%.......................               10                     719,839                 0.2
11.500% to 11.999%.......................                2                      78,365                 0.0
12.000% to 12.499%.......................                2                     310,153                 0.1
                                               -----------          ------------------           ---------
         Totals............................          2,286                $350,000,388               100.0%
                                               ===========          ==================           =========

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans in the Final Mortgage Pool ranged from 5.750% per annum to 12.375% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans in the Final Mortgage Pool was approximately 7.973% per annum.

                       Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
169 to 180...............................                   4                  $327,185              0.1%
229 to 240...............................                   6                   728,322              0.2
289 to 300...............................                   1                    56,442              0.0
349 to 360...............................               2,275               348,888,439             99.7
                                                 ------------        ------------------         --------
         Totals..........................               2,286              $350,000,388            100.0%
                                                 ============        ==================         ========

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans in the Final Mortgage Pool ranged from 179 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 358 months.

                      Original Mortgage Loan Principal Balances for Mortgage Loan Group II


Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................              765             $51,969,900           14.8%
$100,001 to $150,000.................................              585              73,193,613           20.9
$150,001 to $200,000.................................              384              67,308,492           19.2
$200,001 to $250,000.................................              244              54,585,224           15.6
$250,001 to $300,000.................................              149              40,441,270           11.6
$300,001 to $350,000.................................               85              28,012,642            8.0
$350,001 to $400,000.................................               28              10,567,005            3.0
$400,001 to $450,000.................................               17               7,282,209            2.1
$450,001 to $500,000.................................               21              10,100,197            2.9
$550,001 to $600,000.................................                1                 556,032            0.2
$650,001 to $700,000.................................                1                 674,612            0.2
$700,001 to $750,000.................................                1                 749,409            0.2
$750,001 to $800,000.................................                1                 759,718            0.2
$850,001 to $900,000.................................                1                 873,761            0.2
$900,001 to $950,000.................................                1                 936,300            0.3
$950,001 to $1,000,000...............................                2               1,990,004            0.6
                                                          ------------      ------------------       --------
          Totals.....................................            2,286            $350,000,388          100.0%
                                                          ============      ==================       ========

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans in the Final Mortgage Pool ranged from approximately $15,293 to approximately $999,454 and the average outstanding principal balance of the Group II Mortgage Loans in the Final Mortgage Pool was approximately $153,106.

                                   Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
2/28 LIBOR Loan..........................              1,020              $149,495,078               42.7%
3/27 LIBOR Loan..........................                474                77,750,321               22.2
5/25 LIBOR Loan..........................                792               122,754,989               35.1
                                                 -----------          ----------------             ------
          Totals..............................         2,286              $350,000,388              100.0%
                                                 ===========          ================             ======


                    State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................              84                  $11,402,996               3.3%
Arkansas...................................              14                    1,119,094               0.3
California.................................             375                   83,556,187              23.9
Colorado...................................              80                   14,991,221               4.3
Connecticut................................              38                    7,507,544               2.1
Delaware...................................               7                      946,645               0.3
District of Columbia.......................              12                    1,844,301               0.5
Florida....................................             224                   30,429,032               8.7
Georgia....................................              48                    6,721,278               1.9
Idaho......................................               7                      638,231               0.2
Illinois...................................             155                   22,881,094               6.5
Indiana....................................              40                    3,553,700               1.0
Iowa.......................................               8                      594,130               0.2
Kansas.....................................               8                    1,188,883               0.3
Kentucky...................................              14                    1,145,106               0.3
Louisiana..................................              15                    1,156,719               0.3
Maine......................................               3                      332,390               0.1
Maryland...................................              35                    6,780,951               1.9
Massachusetts..............................              40                    9,312,775               2.7
Michigan...................................             181                   20,668,949               5.9
Minnesota..................................              55                    8,560,351               2.4
Mississippi................................              10                      970,407               0.3
Missouri...................................             136                   12,250,971               3.5
Montana....................................               4                      638,099               0.2
Nebraska...................................               1                       28,885               0.0
Nevada.....................................              12                    2,291,424               0.7
New Hampshire..............................              20                    3,472,682               1.0
New Jersey.................................              97                   17,348,367               5.0
New Mexico.................................              17                    1,736,042               0.5
New York...................................             131                   24,957,003               7.1
North Carolina.............................              39                    4,598,576               1.3
Ohio.......................................              48                    5,151,340               1.5
Oklahoma...................................               9                      864,221               0.2
Oregon.....................................              14                    1,922,602               0.5
Pennsylvania...............................              52                    5,460,872               1.6
Rhode Island...............................               6                    1,658,150               0.5
South Carolina.............................              30                    3,487,626               1.0
South Dakota...............................               1                       90,100               0.0
Tennessee..................................              35                    3,466,252               1.0
Texas......................................              11                    1,159,686               0.3
Utah.......................................               8                    1,131,528               0.3
Vermont....................................               5                      546,294               0.2

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Virginia...................................              29                    4,967,494               1.4
Washington.................................              53                    8,736,156               2.5
West Virginia..............................               3                      437,861               0.1
Wisconsin..................................              70                    6,931,748               2.0
Wyoming....................................               2                      364,428               0.1
                                                -----------          -------------------         ---------
        Totals.............................           2,286                 $350,000,388             100.0%
                                                ===========          ===================         =========

         No more than approximately 0.5% of the Group II Mortgage Loans in the Final Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................                 81                    $8,608,379                 2.5%
50.01% to 55.00%.......................                 38                     5,517,044                 1.6
55.01% to 60.00%.......................                 67                    10,471,104                 3.0
60.01% to 65.00%.......................                 91                    15,104,088                 4.3
65.01% to 70.00%.......................                186                    27,395,414                 7.8
70.01% to 75.00%.......................                266                    39,900,395                11.4
75.01% to 80.00%.......................                665                   108,945,111                31.1
80.01% to 85.00%.......................                422                    63,341,641                18.1
85.01% to 90.00%.......................                414                    61,482,068                17.6
90.01% to 95.00%.......................                 56                     9,235,144                 2.6
                                               -----------          --------------------          ----------
        Totals.............................          2,286                  $350,000,388               100.0%
                                               ===========          ====================          ==========

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans in the Final Mortgage Pool ranged from 7.14% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 78.48%.

                                    Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.................................                       542           $87,896,785               25.1%
Refinance--Rate/Term......................                      212            31,344,510                9.0
Refinance--Cashout........................                    1,532           230,759,093               65.9
                                                     --------------     -----------------          ---------
         Totals..........................                     2,286          $350,000,388              100.0%
                                                     ==============     =================          =========

                           Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-Family Detached.........................             1,865             $287,773,940            82.2%
Two- to Four-Family Dwelling Unit..............               178               29,671,831             8.5
Planned Unit Development ......................                94               13,486,575             3.9
Condominium....................................               112               15,653,035             4.5
Manufactured Housing...........................                37                3,415,007             1.0
                                                     ------------       ------------------         -------
         Totals................................             2,286             $350,000,388           100.0%
                                                     ============       ==================         =======

                               Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................               1,617             $229,791,049            65.7%
24 Month Bank Statement.....................                 175               31,839,679             9.1
Reduced Documentation.......................                  23                4,974,045             1.4
Stated Income...............................                 471               83,395,615            23.8
                                                   -------------       ------------------         -------
         Totals.............................               2,286             $350,000,388           100.0%
                                                   =============       ==================         =======

                                  Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................              2,119                $332,314,764            94.9%
Second Home.................................                  6                     727,803             0.2
Investment Property.........................                161                  16,957,821             4.8
                                                   ------------          ------------------         -------
         Totals.............................              2,286                $350,000,388           100.0%
                                                   ============          ==================         =======

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................                231                 $34,332,206             9.8%
1...........................................              1,376                 205,921,773            58.8
2...........................................                649                 104,758,958            29.9
3...........................................                 25                   4,555,771             1.3
4...........................................                  2                     137,979             0.0
5...........................................                  1                     129,418             0.0
6...........................................                  1                      79,711             0.0
10..........................................                  1                      84,571             0.0
                                                   ------------          ------------------         -------
         Totals.............................              2,286                $350,000,388           100.0%
                                                   ============          ==================         =======

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans in the Final Mortgage Pool was approximately 1 month.

                                Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................                391                 $72,952,783            20.8%
AO..........................................                953                 149,192,626            42.6
A-..........................................                253                  36,658,360            10.5
B...........................................                261                  36,895,511            10.5
B-..........................................                 72                   7,979,672             2.3
C...........................................                130                  13,693,664             3.9
C-..........................................                  2                      67,359             0.0
                                                   ------------          ------------------         -------
         Sub-Total..........................              2,062                $317,439,976            90.7%
                                                   ============          ==================         =======

                                                     Number of           Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................                 47                  $8,886,115               2.5%
A2..........................................                104                  15,565,847               4.4
B1..........................................                 55                   6,150,945               1.8
B2..........................................                 17                   1,826,505               0.5
C1..........................................                  1                     131,000               0.0
                                                            224                 $32,560,412               9.3%
         Sub-Total..........................       ------------          ------------------         ---------
         Totals.............................              2,286                $350,000,388             100.0%
                                                   ============          ==================         =========

                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................                  1                     $84,571             0.0%
2002........................................              2,285                 349,915,817           100.0
                                                   ------------          ------------------         -------
         Totals.............................              2,286                $350,000,388           100.0%
                                                   ============          ==================         =======

                Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                     Number of           Aggregate Principal        Percent of
Mortgage Rates                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
12.500%  to 12.999%......................                6                  $1,278,222                 0.4%
13.000%  to 13.499%......................              110                  21,037,972                 6.0
13.500%  to 13.999%......................              258                  51,908,828                14.8
14.000%  to 14.499%......................              212                  37,195,442                10.6
14.500%  to 14.999%......................              421                  72,340,920                20.7
15.000%  to 15.499%......................              341                  52,075,315                14.9
15.500%  to 15.999%......................              425                  57,431,938                16.4
16.000%  to 16.499%......................              251                  29,989,175                 8.6
16.500%  to 16.999%......................              165                  17,725,154                 5.1
17.000%  to 17.499%......................               60                   5,749,007                 1.6
17.500%  to 17.999%......................               23                   2,160,057                 0.6
18.000%  to 18.499%......................               10                     719,839                 0.2
18.500%  to 18.999%......................                2                      78,365                 0.0
19.000% to 19.499%.......................                2                     310,153                 0.1
                                                   -------               -------------              ------
         Totals............................          2,286                $350,000,388               100.0%
                                                   =======               =============              ======

                                Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................                792                $121,516,324            34.7%
12 months...................................                  4                   1,373,064             0.4
24 months...................................                268                  45,572,813            13.0
36 months...................................                817                 126,319,802            36.1
60 months...................................                405                  55,218,385            15.8
                                                   ------------          ------------------         -------
         Totals.............................              2,286                $350,000,388           100.0%
                                                   ============          ==================         =======

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans in the Final Mortgage Pool having prepayment penalties is approximately 39 months. With respect to those Group II Mortgage Loans in the Final Mortgage Pool which have prepayment penalties, approximately 85.6% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                Next Adjustment Date for Mortgage Loan Group II

                                                     Number of           Aggregate Principal        Percent of
Next Adjustment Date                               Mortgage Loans        Balance Outstanding        Loan Group
--------------------                               --------------        -------------------        ----------
January 2004.............................                 1                   $84,571                  0.0%
June 2004................................                 1                   129,418                  0.0
July 2004................................                 1                    87,767                  0.0
August 2004..............................                13                 2,186,485                  0.6
September 2004...........................               284                43,791,309                 12.5
October 2004.............................               615                87,805,724                 25.1
November 2004............................               105                15,409,803                  4.4
May 2005.................................                 1                    79,711                  0.0
July 2005................................                 1                    50,212                  0.0
August 2005..............................                 4                   633,658                  0.2
September 2005...........................               165                28,360,211                  8.1
October 2005.............................               268                43,159,524                 12.3
November 2005............................                35                 5,467,004                  1.6
July 2007................................                 1                    52,315                  0.0
August 2007..............................                10                 2,131,987                  0.6
September 2007...........................               297                46,409,853                 13.3
October 2007.............................               429                65,953,734                 18.8
November 2007............................                55                 8,207,100                  2.3
                                                   --------              ------------               ------
         Totals.............................          2,286              $350,000,388                100.0%
                                                   ========              ============               ======

                    Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal           Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding           Loan Group
-------------                                  --------------      -------------------           ----------
Not Scored.................................              7                  $481,399               0.1%
489 to 500.................................             14                 2,805,388               0.8
501 to 550.................................            610                81,183,412              23.2
551 to 600.................................            667                95,509,763              27.3
601 to 650.................................            559                93,732,536              26.8
651 to 700.................................            280                47,900,443              13.7
701 to 750.................................            105                19,877,560               5.7
751 to 791.................................             44                 8,509,887               2.4
                                               -----------         -----------------            ------
         Totals............................          2,286              $350,000,388             100.0%
                                               ===========         =================            ======

         The Credit Scores of the Group II Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date ranged from 489 to 791 and the weighted average Credit Score of the Group I Mortgage Loans in the Final Mortgage Pool that were scored as of the Cut-off Date was approximately 603.